UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21185

T. Rowe Price Inflation Protected Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Item 1: Report to Shareholders

Inflation Protected Bond Fund	May 31, 2008

The views and opinions in this report were current as of May 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Investors in Treasury inflation-protected securities (TIPS) realized solid gains in the six-month period and for the year ended May 31, 2008. Sustained problems in the global financial markets—from the meltdown in the subprime mortgage market to the collapse of the venerable investment house Bear Stearns—generated investor desire for fixed-income securities with the highest credit quality. The resulting flight to quality drove Treasury yields to their lowest levels in years and Treasury values up (bond yields and prices move in opposite directions). The premium for bonds carrying the backing of the U.S. government’s full faith and credit and strong headline inflation boosted the demand for TIPS in particular. During March, in the darkest moments of the credit and liquidity crisis, valuations reached extremes. The Federal Reserve’s infusion of liquidity and the U.S. Treasury’s shepherding of Bear Stearns’ sale to J.P. Morgan helped restore credit market confidence and generated a slight rebound in real yields even though headline inflation remained firm and the economy weakened. Your fund generated a strong performance during this period of uncertainty and disruption.

HIGHLIGHTS

• Strong headline inflation and investors’ desire for high-quality fixed-income securities helped make Treasury inflation-protected securities (TIPS) one of the best-performing bond sectors.

• The Inflation Protected Bond Fund returned 2.80% for the six-month period and 12.80% for the 12-month period ended May 31, 2008.

• The flight to quality and the expectation of inflation drove real (inflation-adjusted) yields to low levels that benefited TIPS investors.

• Rising global food and energy prices should maintain investor interest in U.S. and overseas inflation-protected bonds.

ECONOMY AND INTEREST RATES

After a year of solid economic growth for most of 2007, the nation’s economy grew at an anemic rate of 0.6% during the first quarter of this year. A shrinking homebuilding sector, falling home prices, higher energy costs, and tighter bank lending standards combined to drive up unemployment and weaken consumer demand.

The ongoing fallout from the collapse of the subprime mortgage market continued to affect the nation’s economy. Despite the Fed’s creation of lending vehicles intended to increase liquidity last year, large financial firms found they still had difficulty trading their securities and borrowing from each other. This reluctance resulted in the near collapse of Bear Stearns, one of Wall Street’s major brokerage houses, in late March. Last-minute government intervention averted a likely credit market panic that would have then spilled over into the real economy.

Since our last report, the Fed has cut its target short-term interest rate to 2.0%, where it remained at the end of the reporting period. Given the Fed’s statements that it will take time “to assess the effect of the substantial easing to date” and the inflationary pressures that have been building, we expect that the next move in the fed funds rate will be up. The question is, “When?” The market is calling for a possible increase at the end of the year.

The yield curve—a graphic comparison of yields and maturities—reflected the overall lowering of interest rates and assumption of a more normal shape after a prolonged period of inversion—where short-term rates are greater than long-term rates. The yield on the 10-year Treasury note moved higher, from 3.94% at the end of November 2007 to 4.06% at the end of May, indicating that the market believes the economy will not likely experience a prolonged slump. The market also believes that resurgent inflation could be a danger. Despite the generally lower interest rates, the 30-year Treasury yield was 4.72% at the end of May, about 34 basis points (100 basis points equal one percent) above its yield at the end of November 2007.

MARKET NEWS

A gloomy economic outlook helped bonds post gains since our last report. The job situation worsened considerably, as the creation of new jobs slowed and unemployment increased. The crisis in the U.S. housing sector deepened, with new home construction continuing to decline and housing prices falling at the fastest levels on record. Turmoil in housing spilled over into the credit markets, resulting in steep losses for Wall Street firms. Consumer sentiment dropped to its lowest levels in years, and consumer spending appeared to be falling victim to cautious attitudes and tightened family budgets, squeezed by higher fuel and food costs.

At present, the market is biased toward maintaining the current lower rates, particularly since there are numerous signs the economy is weakening. Despite the Fed’s best efforts to infuse the credit markets with liquidity, bonds have been volatile. The combination of a weaker U.S. economy and investors seeking stability has created a strong demand for Treasuries and their yields have fallen in the last 12 months. Investors have also responded positively to TIPS. In the depths of the credit and liquidity crisis during the spring, TIPS with maturities from 2009 to 2012 briefly had negative real yields. Negative real yields means that investors are willing to sacrifice interest income in order to buy inflation protection for their principal. It also could indicate that investors believe that the Fed is underestimating the future inflation rate.

In the past six months, TIPS have not performed as well as they did for the 12-month period. Treasury yields rebounded as prices fell after the sale of Bear Stearns. The improvement in the investment climate over the last three months helped nominal yields on fixed-rate Treasuries and real yields on TIPS to climb dramatically. Nevertheless, real yields on 10-year TIPS at the end of May stood at 1.53%, six basis points lower than the November 2007 yield of 1.59%.

Inflation was also supportive of TIPS. Despite seasonal patterns that typically drag down prices at year-end, headline inflation (that is, excluding volatile energy and food prices) remained firm—running about 3.5% on an annualized basis—during the six-month period.

By comparing the yield of a TIPS to the yield of a conventional Treasury note with a comparable maturity, we can get a good idea of the market’s inflation expectations. For example, if a 10-year TIPS and a conventional 10-year Treasury were yielding 4%, we can assume that the inflation expectations would be near zero. The current difference of 2.53% between the yield of a 10-year TIPS and the conventional Treasury is lower than the peak of about 2.65% in July 2006 and is in the middle of the range since June 2004, when the Fed started raising rates after a prolonged period of very low rates. We believe the market may be currently understating the inflation threat. Given the higher energy and food prices, the difference between the TIPS and conventional Treasuries will likely return to the higher end of the range.

PERFORMANCE AND STRATEGY

Your fund returned 2.80% in the last six months and 12.80% for the year ended May 31, 2008. It underperformed the Lehman Brothers U.S. Treasury U.S. TIPS Index for the 6- and 12-month periods but outperformed its Lipper peer group average for the same periods.

Since TIPS are the major holding in the Inflation Protected Bond Fund, the fund’s performance has mirrored the strong TIPS sector returns. In the past year, TIPS outperformed comparable fixed-rate Treasuries, and both sectors generated stronger total returns than riskier investment-grade sectors, such as corporates. Although the fund maintained a high percentage of its assets in TIPS, keeping up with the benchmark (which does not include fees) was difficult.

At the end of May, about 93% of the fund’s holdings were TIPS. Most of the TIPS exposure was focused on issues with intermediate maturities, which were the strongest performers during the past year. Allocations into other sectors, including tactical moves into fixed-rate Treasuries, mortgages, and non-U.S. inflation-protected issues offered some opportunities. Non-U.S. dollar holdings in Mexico and Japan were particularly helpful. Even though Mexican and Japanese inflation-linked bonds did not rally as much as U.S. TIPS, these positions outperformed comparable U.S. issues because of the dollar’s weakness.

Since the last report, we have shortened the fund’s duration, making the portfolio somewhat less sensitive to interest rate changes.

OUTLOOK

The recent climb in real yields may provide investors with an opportunity to add to inflation protection. While real yields are low historically, they are 50 to 150 basis points higher than their March lows. In addition, headline inflation continues to run at a higher pace than what is priced into the TIPS market over the longer-term horizon.

Rising food and energy prices should keep investors interested in inflation-protected bonds in the U.S. and abroad. In Mexico, for instance, the food component is a larger proportion of the consumer consumption basket than it is in the U.S. Given the likelihood of higher food inflation and our positive view of the Mexican peso, we are likely to continue to be investors in that market.

Relatively high real yields in other foreign markets may provide opportunities to diversify risk and add value. In the euro zone, for example, real rates are 100 basis points higher than in the U.S. The continuation of a weaker dollar or a faster-than-expected rebound in U.S. growth would enhance the appeal of such opportunities in the future.

Our strategic view of inflation protection, and of TIPS in particular, remains steadfast. High food and energy prices have persisted longer than most anticipated a year ago. We know the risk that higher input prices will be passed on to consumers is increasing. We also know that inflation has the ability to quickly accelerate and erode investors’ purchasing power. Given the current global conditions, there remains a compelling case for maintaining a TIPS allocation.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

June 17, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Hedged: A position that is designed to protect against possible losses in a financial investment by engaging in offsetting transactions.

Lehman Brothers U.S. Aggregate Index: A widely used benchmark for the domestic investment-grade bond market, including corporate, government, and mortgage-backed securities. The index typically includes more than 5,000 fixed-income securities with an overall intermediate- to long-term average maturity.

Lehman Brothers U.S. Treasury U.S. TIPS Index: An unmanaged index that consists of inflation-protected securities issued by the U.S. Treasury.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Nominal interest rate: The stated rate of interest offered by a fixed-income security.

Real interest rate: A fixed-income security’s rate of interest after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 5/31/08‡	5/31/07‡	5/31/06‡	5/31/05‡	5/31/04
NET ASSET VALUE					
Beginning of period	$ 10.65	$ 10.54	$ 11.32	$ 10.83	$ 10.91
Investment activities					
Net investment income	0.59*	0.44*	0.48*	0.46*	0.29*
Net realized and unrealized gain (loss)	0.75	(0.04)	(0.69)	0.41	(0.08)
Total from investment activities	1.34	0.40	(0.21)	0.87	0.21
Distributions					
Net investment income	(0.16)	(0.16)	(0.15)	(0.15)	(0.16)
Net realized gain	(0.32)	(0.13)	(0.42)	(0.23)	(0.13)
Total distributions	(0.48)	(0.29)	(0.57)	(0.38)	(0.29)
NET ASSET VALUE					
End of period	**$ 11.51**	**$ 10.65**	**$ 10.54**	**$ 11.32**	**$ 10.83**
Ratios/Supplemental Data					
Total return^	12.80%*	3.79%*	(1.95)%*	8.12%*	1.94%*
Ratio of total expenses to average net assets	0.50%*	0.50%*	0.50%*	0.50%*	0.50%*
Ratio of net investment income to average net assets	5.24%*	4.08%*	4.39%*	4.13%*	3.33%*
Portfolio turnover rate	7.5%	14.3%	15.9%	26.3%	26.9%
Net assets, end of period (in thousands)	$ 209,387	$ 100,733	$ 105,187	$ 104,615	$ 55,504

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.50% contractual expense limitation in effect through 9/30/10.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 0.1%		
FINANCIAL INSTITUTIONS 0.1%		
Finance Companies 0.1%		
SLM Corporation, VR, 5.15%, 4/1/09	150	143
Total Corporate Bonds (Cost $150)		143
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.9%		
U.S. Government Obligations 0.9%		
Government National Mortgage Assn.		
4.50%, 5/15/18 - 12/15/18	332	326
6.00%, 3/15/38 - 4/15/38	1,162	1,184
6.50%, 3/15/38	369	381
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $1,912)		1,891
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 93.2%		
U.S. Government Agency Obligations 0.4% (1)		
Federal National Mortgage Assn., VR, 5.167%, 2/17/09	750	749
		749
U.S. Treasury Obligations 92.8%		
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	10,312	9,692
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26	8,335	8,177
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25	10,827	11,239
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/27	3,334	3,459
U.S. Treasury Inflation-Indexed Bonds, 3.375%, 4/15/32	1,744	2,167
U.S. Treasury Inflation-Indexed Bonds, 3.875%, 4/15/29	7,934	10,198
U.S. Treasury Inflation-Indexed Notes, 0.875%, 4/15/10	9,240	9,339
U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/15	7,602	7,772
U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/18 (2)	24,455	24,627

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Inflation Protected Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 2002. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements Effective November 30, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning June 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices. Options on futures contracts are valued at the last sale price. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Forward Currency Exchange Contracts During the year ended May 31, 2008, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended May 31, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options Call and put options on futures contracts give the holder the right to purchase and sell, respectively, a particular futures contract at a specified price on or until a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Written options are reflected in the accompanying Statement of Assets and Liabilities at market value. Transactions in options written and related premiums received during the year ended May 31, 2008, were as follows:

TBA Purchase Commitments During the year ended May 31, 2008, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $4,076,000 and $510,000, respectively, for the year ended May 31, 2008. Purchases and sales of U.S. government securities aggregated $98,798,000 and $9,729,000, respectively, for the year ended May 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to inflation adjustments on Treasury inflation-protected securities. For the year ended May 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended May 31, 2008, and May 31, 2007, totaled $5,352,000 and $2,812,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2008, unused capital loss carryforwards expire as follows: $28,000 in fiscal 2013, $13,000 in fiscal 2014, $575,000 in fiscal 2015, and $265,000 in fiscal 2016.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2008, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through September 30, 2010. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2012. Pursuant to this agreement, management fees in the amount of $333,000 were waived and expenses in the amount of $2,000 were reimbursed by the manager during the year ended May 31, 2008. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $895,000 remain subject to repayment at May 31, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2008, expenses incurred pursuant to these service agreements were $131,000 for Price Associates, $113,000 for T. Rowe Price Services, Inc., and $64,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of May 31, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 226,474 shares of the fund, representing 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Inflation Protected Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Inflation Protected Bond Fund, Inc. (the “Fund”) at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008, by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 11, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $3,629,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. The Board noted that the Manager had waived a substantial portion of its fee for the fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee (including any applicable fee waivers or expenses paid by the Manager or reimbursements by the fund) was below the median for comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2002	present); Director, Mercantile Bankshares (2002 to 2007); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
2002	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chair-
(1938)	man, Canyon Resources Corp. (8/07 to 3/08); Director, Golden Star
2002	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present); Director, B.C. Corporation (3/08 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Director, Norfolk Southern (2/08 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Managing Director and President, Global Private Client
Services, Marsh Inc. (1999 to 2003); Director, Georgia Pacific
(5/04 to 12/05)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2002	Advisors, L.P. (10/92 to present)

*Each independent director oversees 123 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[123]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President,
2004	Inflation Protected Bond Fund
[38]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Inflation Protected	T. Rowe Price; Vice President, T. Rowe Price
Bond Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Trust Company

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price; formerly Invest-
Assistant Vice President, Inflation Protected	ment Analyst, Morgan Stanley’s Alternative
Bond Fund	Investment Partners Group (to 2007); Associate
Portfolio Manager, Smith Breeden Associates
(to 2005)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price and T. Rowe
Treasurer, Inflation Protected Bond Fund	Price Group, Inc.; formerly Partner,
PricewaterhouseCoopers, LLP (to 2007)

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Inflation Protected Bond Fund	T. Rowe Price Investment Services, Inc.

Andrew McCormick (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc.; formerly Chief Investment Officer,
IMPAC Mortgage Holdings (to 2006); Senior
Portfolio Manager, Avenue Capital Group, and
Senior Vice President, Portfolio Transactions,
Federal National Mortgage Association (to 2005)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Inflation Protected Bond Fund	Investment Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price, T. Rowe
Price Global Asset Management Limited, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President, Inflation Protected Bond Fund	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Inflation Protected Bond Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,529,000 and $1,201,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 22, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 22, 2008